                                                                    Exhibit 10.2

                           STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT is made as of the 6/th/ day of November, 1998, by and between Novartis Pharma AG ("Novartis" or the "Investor"), a corporation organized under the laws of Switzerland, with its principal place of business at Lichtstrasse 35, CH-4002, Basel, Switzerland and Medarex, Inc., (the "Company"), a New Jersey corporation with its principal place of business at 1545 Route 22 East, Annandale, New Jersey, 08801, U.S.A.

THE PARTIES HEREBY AGREE AS FOLLOWS:

     5.   Purchase and Sale of Common Stock.

5.1  Sale of the Common Shares.

     (a) Subject to the terms and conditions hereof, the Company will sell and the Investor will purchase $2,000,000 of Common Stock at the First Closing (defined in Section 2.1 hereof) and an additional $1,000,000 of Common Stock at the Second Closing (defined in Section 2.2 hereof). The $2,000,000 of Common Stock purchased at the First Closing is the "First Installment." The $1,000,000 of Common Stock purchased at the Second Closing is the "Second Installment."
The total number of shares of Common Stock purchased pursuant to this Agreement are the "Shares." The parties agree that Novartis may assign the right and obligation to purchase the Common Stock, and all of its other rights and obligations under this Agreement, to an "Affiliate" as defined in the Evaluation Research and Commercialization Agreement (the "License Agreement") between the Company and the Investor of even date, a copy of which is attached hereto as Exhibit A (the "License Agreement"), in which case the term "Investor" shall refer herein to such Affiliate.

     (b) The parties hereto acknowledge that under the terms of the License Agreement, the "Evaluation" (as such term is defined in the License Agreement) may be extended [*****].

5.2 Per Share Price First Closing. The purchase of Common Stock at the First Closing shall be at a price per share ("First Closing Price Per Share") equal to [*****]. In the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company prior to the First Closing which affects or relates to the Common Stock, the number of Shares and the First Closing Price Per Share shall be adjusted proportionately. Prior to the First Closing, the Company will have authorized the sale and issuance of the Shares having the rights and privileges set forth in the Company's Certificate of Incorporation (the "Certificate").

-----------
[*****] Represents confidential portion which has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

5.3 Per Share Price Second Closing. The purchase of Common Stock at the Second Closing shall be at a price per share ("Second Closing Price Per Share") equal to [*****]. In the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company prior to the Second Closing which affects or relates to the Common Stock, the number of Shares and the Second Closing Price per Share shall be adjusted proportionately. Prior to the Second Closing, the Company will have authorized the sale and issuance of the Shares having the rights and privileges set forth in the Certificate.

     6.   Closing Dates; Delivery.

6.1 First Closing Date. The closing of the purchase and sale of the First Installment hereunder shall be held on November 6, 1998, or at such other time as the Company and the Investor shall agree (the "First Closing"). The date of the First Closing is hereinafter referred to as the "First Closing Date."

6.2 Second Closing Date. The closing of the purchase and sale of the Second Installment hereunder will take place on the first anniversary of execution of the License Agreement. The date of the Second Closing is hereinafter referred to as the "Second Closing Date." The First Closing and the Second Closing shall be individually referred to as a "Closing" and collectively referred to as "Closings."

6.3 Delivery. At each Closing, the Company will deliver to the Investor a stock certificate, registered in the Investor's name, representing the Shares to be purchased at such Closing, against payment of the purchase price due therefor by wire transfer of same day funds per the Company's wiring instructions.

6.4 Further Assurances. The Company and the Investor hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

     7. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

7.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The Company has all requisite corporate power and corporate authority to own and operate its properties and assets, to carry on its business as now conducted and as proposed to be conducted,

------------
[*****] Represents confidential portion which has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

to enter into this Agreement, to sell the Shares and to carry out the other transactions contemplated hereunder. The Company, and each of its subsidiaries, is qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would have, or could reasonably be expected to have, a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has delivered to the Investor true, correct and complete copies of the Certificate and the Company's By-laws in effect on the date hereof.

7.2  Capitalization and Voting Rights.

     (a) The authorized capital of the Company as of the date hereof consists of:

          (i)   40,000,000 shares of common stock, par value $.01 per share

          (ii)  2,000,000 shares of preferred  stock, par value $1.00 per share

     (b) Except as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (the "10-K"), the Company's Quarterly Reports on Form 10-Q (the "10-Qs") for the periods ended March 31, 1998, and June 30, 1998, and the Company's Current Reports on Form 8-K filed since June 30, 1998. (collectively, the "Company's Public Filings") or in Schedule 3.2 of the Schedule of Exceptions attached hereto as Exhibit B to this Agreement, there are: (i) no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which the Company is or may become obligated to issue, sell or repurchase any shares of its capital stock or any other securities of the Company; (ii) no restrictions on the transfer of capital stock of the Company imposed by the Certificate or By-laws of the Company, or any agreement to which the Company is a party, any order of any court or any governmental agency to which the Company is subject, or any statute other than those imposed by relevant state and federal securities laws; (iii) no cumulative voting rights for any of the Company's capital stock; (iv) no registration rights under the Securities Act of 1933, as amended (the "Securities Act") with respect to shares of the Company's capital stock; and (v) to the best of the Company's knowledge and belief, no options or other rights to purchase shares of capital stock from stockholders of the Company granted by such stockholders. The Company has reserved up to 3,665,673 shares of its Common Stock for the issuance of Common Stock pursuant to the exercise of outstanding options and warrants or options to be granted in the future under its various stock option plans, as fully disclosed in the Company's Public Filings.

     (c) Except as set forth in the Company's Public Filings or in Schedule 3.2 of Exhibit B to this Agreement, the Company is not a party to or is not subject to any agreement or understanding relating to, and to the Company's knowledge there is no agreement or understanding between any persons and/or entities which affects or relates to, the voting of shares of capital stock of the Company or the giving of written consents by a shareholder or director of the Company.

7.3  Subsidiaries.  Except as set forth in the Company's Public Filings or in
Schedule 3.3 of Exhibit B to this Agreement, the Company has never owned and does not presently own or control, directly or indirectly, any other corporation, association, or other business entity and has never owned or controlled and does not currently own or control, directly or indirectly, any capital stock or other ownership interest, directly or indirectly, in any corporation, association, partnership, trust, joint venture or other entity. Each of the Company's subsidiaries is duly organized and existing under the laws of its jurisdiction or organization and is in good standing under such laws. None of the Company's subsidiaries owns or leases property or engages in any activity in any jurisdiction that might require its qualification to do business as a foreign corporation and in which failure to do so would have a Material Adverse Effect.

7.4 Authorization. All corporate action on the part of the Company and its stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares to be sold hereunder, has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights). The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Company, will not:

     (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, the violation of which would have a Material Adverse Effect on the financial condition or business of the Company;

     (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any material agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound or affected, (ii) the Certificate, or (iii) the By-laws of the Company; or

     (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company.

7.5  Valid Issuance of Common Stock.

     (a) When issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, the Shares will be validly issued and outstanding, fully paid and nonassessable and not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company.

     (b) The outstanding shares of Common Stock are all duly authorized and validly issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

7.6  Liabilities.  Except as set forth in the Company's Public Filings or
Schedule 3.6 of Exhibit B to this Agreement, the Company has not incurred any unpaid indebtedness for money borrowed or any other contractual liabilities in excess of $1,000,000 individually, or $2,000,000 in the aggregate.

7.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Agreement, (i) other than filing pursuant to the Hart-Scott-Rodino Premerger Notification Act ("HSR Act"), if applicable, and (ii) except for registration or qualification, or taking such action to secure exemption from such registration or qualification, of the Shares (and all other securities to be sold by the Company) under applicable state or federal securities laws, which actions shall be taken, by and at the expense of the Company, on a timely basis as may be required.

7.8  Litigation.  Except as set forth in the Company's Public Filings or in
Schedule 3.8 of Exhibit B to this Agreement, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which reasonably would be expected to have, either individually or in the aggregate, a Material Adverse Effect, or result in any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. To the Company's knowledge, there are no legal actions or investigations pending or threatened involving the employment by or with the Company of any of the Company's current or former employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers or alleging a violation of any federal, state or local statute or common law relationship with the Company. The Company is not a party to any order, writ, injunction, judgment or decree of any court.

7.9 Employees and Consultants. Except as set forth in Schedule 3.9 of Exhibit B to this Agreement:

     (a) To the Company's knowledge, none of its employees is obligated under any contract (including licenses, covenants or contracts of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this

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Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any material contract, covenant or instrument under which any of such employees is now obligated.

      (b) Except as set forth in the Company's Public Filings, each employee of, or consultant to, the Company, who has or is proposed to have access to confidential or proprietary information of the Company, is a signatory to, and is bound by, an agreement with the Company relating to nondisclosure, proprietary information and assignment of patent, copyright and other intellectual property rights.

      (c) To the best of the Company's knowledge, no employee of, or consultant to, the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement including, but not limited to, those matters relating to (i) the relationship of any such employee with the Company or to any other party as a result of the nature of the Company's business as currently conducted, or (ii) unfair competition, trade secrets or proprietary information.

7.10 Patents and Trademarks. The term "Intellectual Property" shall mean the Company's patents, service marks, trademarks, copyrights, trade secrets, proprietary rights or other intellectual property. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the Intellectual Property of any other person or entity. To the best of the Company's knowledge, all of its Intellectual Property was validly obtained and free from any impediments, including but not limited to patent invalidity or unenforceability.

7.11 Compliance with Other Instruments. The Company is not in violation or default of any provisions of the Certificate or the Company's By-laws or of any instrument, judgment, order, writ or decree, where any such violations or defaults, singly or in the aggregate, would have a Material Adverse Effect.

7.12  Agreements; Action.

     (a) Except for agreements explicitly contemplated hereby and as set forth in the Company's Public Filings or in Schedule 3.12(a) of Exhibit B to this Agreement, there are no agreements, understandings, transactions or proposed transactions between the Company and any of its officers, directors, or affiliates, or any affiliate thereof of a nature required to be disclosed pursuant to the provisions of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and none of any such individuals or entities has any interest in any party to any such agreement, understanding, transaction or proposed transaction.

     (b) Except as set forth in the Company's Public Filings or in Schedule 3.12(b) of Exhibit B to this Agreement, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any person, other than ordinary advances to employees for travel expenses, which in the aggregate exceed $100,000, or (iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

     (c) The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other laws of the United States or any other jurisdiction.

     (d) The Company is in compliance with all obligations, agreements and conditions contained in any evidence of indebtedness or any loan agreement or other contract or agreement (whether or not relating to indebtedness) to which the Company is a party or is subject (collectively, the "Obligations"), the lack of compliance with which could afford to any person the right to (i) accelerate any indebtedness or (ii) terminate any right or agreement of the Company, the termination of which would have a Material Adverse Effect. To the best of the Company's knowledge and belief, all other parties to such Obligations are in compliance with the terms and conditions of such Obligations.

7.13 Registration Rights. Except as provided in the Company's Public Filings or in Schedule 3.13 of Exhibit B to this Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

7.14 Title to Property and Assets. The Company has good, legal and merchantable title to all of its assets, including all properties and assets reflected on its June 30, 1998 Balance Sheet, free and clear of all liens, claims, restrictions or encumbrances, except those assets disposed of since the date of such Balance Sheet in the ordinary course of business, none of which either alone or in the aggregate are material, either in nature or amount, to the business of the Company. All machinery and equipment included in such properties which are material to the business of the Company are in good condition and repair, and each lease of real or personal property to which the Company is a party is fully effective, affords the Company peaceful and undisturbed possession of the subject matter of the lease, and is free of any liens, claims restrictions or encumbrances. Each such lease constitutes a valid and binding obligation of, and is enforceable in accordance with its terms against, the respective parties thereto. Except as provided in the Company's Public Filings or in Schedule 3.14 of Exhibit B to this Agreement, with respect to the property and assets it leases, the Company is in all respects in compliance with such leases, has not received notice of any allegations that it is in default thereunder in any respect and holds a valid leasehold interest free of any liens, claims or encumbrances.

7.15 Financial Statements. The Company has delivered to the Investor (i) the 10-K containing its audited financial statements (Balance Sheets, Statements of Operations, Statements of Shareholder's Equity and Statements of Cash Flow) at December 31, 1997 and for the fiscal year then ended (the "Audited Financial Statements"); and (ii) the 10-Qs for the first and second quarters of 1998, containing unaudited financial statements (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and fairly present the financial condition and consistent operating results of the Company as of the dates, and for the periods, indicated therein. Since June 30, 1998, the Company has conducted its business in the ordinary course, and there has not been any material adverse change in the financial condition or operations of the Company. Except as set forth in the Financial Statements and in the material agreements listed in
Schedule 3.15 of Exhibit B to this Agreement, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and consistently applies and will continue to maintain and consistently apply a standard system of accounting established and administered in accordance with GAAP.

     Since January 1, 1998, the Company has filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC ("Company SEC Documents"). As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and no Company SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in Company SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

7.16 Employee Benefit Plans. To the best of the Company's knowledge, the Company is in compliance with applicable laws governing the Company's "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, except where such failure to comply would not have a Material Adverse Effect.

7.17 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports as required, and within the time prescribed, by law, including without limitation, all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns, payroll tax returns and other tax returns or reports required to be filed by it. These returns and reports are true and correct in all material respects. The Company has paid or made provision for the payment of all accrued and unpaid taxes and other charges to which the Company is subject and which are not currently due and payable. The federal income tax returns of the Company have never been audited by the Internal Revenue Service, and the Company has not agreed to an extension of the statute of limitations with respect to any of its tax years. Neither the Internal Revenue Service nor any other taxing authority is now asserting, nor is threatening to assert, against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith; nor does such deficiency or claim or basis for such deficiency or claim exist. The Company has not made any elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a Material Adverse Effect on the Company, as the Company's business is presently conducted or proposed to be conducted.

7.18 Insurance. The Company has in full force and effect fire, casualty and liability insurance policies, with coverage, in the case of property insurance, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and in the case of casualty and liability insurance, in amounts customary and adequate for businesses similar to the business of the Company.

7.19 Labor Agreements and Actions. The Company does not have any collective bargaining agreements covering any of its employees, nor is the Company bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect (as the Company's business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any of its executive officers or significant employees, as such terms are used in Regulation S-K (section 401(b) and (c) of Regulation S-K, intends to terminate his employment with the Company.

7.20 Real Property Holding Corporation. The Company is not, and has not been at any time, a United States real property holding corporation as defined in
Section 897 of the Code.

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7.21  Offering.  Subject to the accuracy of the Investor's representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions which are: (i) in full compliance with all applicable laws; and
(ii) exempt from the registration requirements of the Securities Act and from all applicable state registration or qualification requirements, other than those with which the Company has complied or will comply.

7.22  Environmental Matters.

     (a) To the Company's knowledge, the Company is not in violation of any Environmental Law (as hereinafter defined) which would have a Material Adverse Effect on the Company and to its knowledge, no material expenditures are or will be required in order to comply with any Environmental Law. As used in this Agreement, "Environmental Law" shall mean any applicable federal, state and local law, ordinance, rule or regulation that regulates, fixes liability for, or otherwise relates to, the handling, use (including use in industrial processes, in construction, as building materials, or otherwise), treatment, storage and disposal of hazardous and toxic wastes and substances, and to the discharge, leakage, presence, migration, actual Release (as hereinafter defined) or threatened Release (whether by disposal, a discharge into any water source or system or into the air, or otherwise) of any pollutant or effluent.

     (b) The Company has not used, generated, manufactured, refined, treated, transported, stored, handled, disposed, transferred, produced, processed or released (hereinafter together defined as "Release") any Hazardous Materials (as hereinafter defined) on, from or affecting any Property (as hereinafter defined) in any manner or by any means in violation of any Environmental Laws and to the best of the Company's knowledge and belief after due investigation, there is no threat of such Release. As used herein, the term "Property" shall include, without limitation, land, buildings and laboratory facilities owned or leased by the Company or as to which the Company now has any duties, responsibilities (for cleanup, remedy or otherwise) or liabilities under any Environmental Laws, or as to which the Company or any subsidiary of the Company may have such duties, responsibilities or liabilities because of past acts or omissions of the Company or any such subsidiary or their predecessors, or because the Company or any such subsidiary or their predecessors in the past was such an owner or operator of, or bore some other relationship with, such land, buildings or laboratory facilities. The term Hazardous Materials shall include, without limitation, any flammable explosives, petroleum products, petroleum by-products, radioactive materials, hazardous wastes, hazardous substances, toxic substances or related materials as defined by Environmental Laws.

     (c) The Company has not received written notice that the Company is a party potentially responsible for costs incurred at a cleanup site or corrective action under any Environmental Laws. The Company has not received any written requests for information in connection with any inquiry by any Governmental Authority (as hereinafter defined) concerning disposal sites or other environmental matters. As used herein, Governmental Authority shall mean any nation or government, any federal, state, municipal, local, provincial, regional or other political subdivision thereof, and any entity or person exercising executive, legislative, judicial regulatory or administrative functions of or pertaining to government.

     (d) The stockholders of the Company have had no control over, or authority with respect to, the waste disposal operations of the Company.

7.23 Securities Laws. Neither the Company nor, to the best of the Company's knowledge, anyone acting on its behalf has offered securities of the Company for sale to, or solicited any offers to buy the same from, or sold securities of the Company to, any person or organization, in any case so as to subject the Company, its promoter, directors or officers to any liability under the Securities Act, the Securities Exchange Act of 1934, as amended (the " Securities Exchange Act"), or any state securities or blue sky law (collectively, the "Securities Laws"), or any other applicable laws.

7.24 Licenses and Other Rights; Compliance with Laws. The Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its business as presently conducted and is in compliance in all material respects thereunder except where failure to obtain such rights would not have a Material Adverse Effect on the Company. The Company is in compliance in all material respects with all laws and governmental rules and regulations applicable to its business, properties and assets, and to the products and services sold by it, including, without limitation, all such rules, laws and regulations relating to fair employment practices, occupational safety and health and public safety, except where the failure to comply would not have a Material Adverse Effect. The Company is in compliance with the applicable provisions, if any, of the Clinical Laboratories Improvement Act of 1967, as amended.

7.25 Reliance. The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investor. No representation or warranty by the Company in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to the Investor contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

      8. Representations and Warranties of the Investor. Novartis hereby represents and warrants the following:

8.1 Authorization, Governmental Consents and Compliance with Other Instruments. All corporate action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and similar laws affecting creditor rights. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Investor is required in connection with the consummation of the transactions contemplated by this Agreement, except as may be required by the HSR Act. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the Investor's corporate charter or By-laws or any instrument, judgment, order, writ, decree or contract to which the Investor is a party or by which it is bound.

8.2 Purchase Entirely for Own Account. By the Investor's execution of this Agreement, the Investor hereby confirms that the Shares will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation, or otherwise distributing the Shares. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares. The Investor represents that it has full power and authority to enter into this Agreement.

8.3 Disclosure of Information. The Investor has received all the information from the Company and its management that the Investor considers necessary or appropriate for deciding whether to purchase the Shares hereunder. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement.

8.4  Investment Experience and Accredited Investor Status.  The Investor either
(i) is an accredited investor (as defined in Regulation D promulgated under the Securities Act) or (ii) is not a United States Person as that term is defined in Regulation S of the Securities Act, as amended and is not acquiring the Common Shares for the account or benefit of any United States Person. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, and bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares hereunder.

8.5 Restricted Securities. The Investor understands that the Shares, when issued, will be restricted securities under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

8.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further represents, warrants and agrees that it will not make any disposition of all or any portion of the Shares, except to an Affiliate, unless:

     (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

     (b) The disposition is made pursuant to Rule 144 or similar provisions of federal securities laws as in effect from time to time; or

     (c) (i) the Investor shall have notified the Company of the proposed disposition; and (ii) if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the Securities Act.

8.7 Legends. It is understood that the certificates evidencing the Shares will bear the following legends:

     (a) These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.

     (b) Any legend required by applicable state securities laws.

     9. Conditions to First Closing and Second Closing of Investor, Respectively. The Investor's obligation to purchase the Shares at the Closings is subject to the fulfillment as of the Closing Dates of the following conditions:

9.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Dates with the same force and effect as though such representations and warranties had been made on the Closing Dates, except that:

     (a) there shall be delivered at the Closings a certificate, signed by an officer of the Company, which contains the representation and warranty set forth in Section 3.2(a) but substituting the then-current numbers of shares for the numbers of shares set forth in Section 3.2(a); and

     (b) there shall be delivered at the Closings a certificate, signed by an officer of the Company, which contains the representation and warranty set forth in Section 3.15, but substituting the most recent financial statements then available (which shall have been delivered to the Investor at least three business days prior to such Closings) for the financial statements referred to in Section 3.15.

9.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Dates shall have been performed or complied with in all material respects. All proceedings to have been taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained, and all documents incidental thereto shall be satisfactory to the Investor and its counsel, and the Investor and its counsel shall have received copies (executed or certified, as may be appropriate) of all documents which the Investor or its counsel may reasonably have requested in connection with such transactions.

9.3 Compliance Certificate. The Company shall have delivered to the Investor a certificate of the Company in the form of Exhibit C hereto, executed by the President and Chief Executive Officer of the Company, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

9.4 Legal Opinion. All legal matters incident to the purchase of the Shares shall be satisfactory to the Investor's counsel and the Investor shall have received from Satterlee Stephens Burke & Burke LLP, counsel for the Company, such firm's opinion addressed to the Investor and dated the dates of the Closings, respectively, in the form of Exhibit D, hereto.

9.5 Certification of Resolutions and Officers. The Company shall have delivered to the Investor a certificate or certificates, dated the dates of the Closings, respectively, of the Secretary of the Corporation certifying as to (a) the resolutions of the Company's Board of Directors (and the vote of the stockholders, if necessary) authorizing the execution and delivery of this Agreement, the issuance to the Investor of the Shares, the execution and delivery of such other documents and instruments as may be required by this Agreement, and the consummation of the transactions contemplated hereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended as of said date, (b) the name and the signature of the officers of the Company authorized to sign, as appropriate, this Agreement and the other documents and certificates to be delivered pursuant to this Agreement by either the Company or any of its officers, and (c) a specimen certificate representing the Common Stock.

9.6 Certification of No Material Adverse Change. The Company shall have delivered to the Investor a certificate, dated the dates of the Closings, respectively, of the Chief Financial Officer of the Corporation certifying that since June 30, 1998, there has not been any material adverse change in the financial condition or operations of the Company, and that except to the extent reflected in the Financial Statements referred to in Section 3.15 (or in such later audited financial statements, as the case may be), and except for liabilities arising in the ordinary course of business (none of which liabilities either alone or in the aggregate are material either in nature or amount to the business of the Company), the Company has no material accrued or contingent liabilities which are not specifically described in such financial statements.

     10. Conditions to First Closing and Second Closing of the Company, Respectively. The Company's obligation to sell the Shares at the Closings is subject to the fulfillment as of the date of the following condition:

10.1 Representations and Warranties Correct. The representations and warranties made by the Investor in Section 4 hereof shall be true and correct in all material respects as of the dates of the Closings with the same force and effect of though such representations and warranties had been made on such Dates.

     11. Mutual Conditions of Closings. The obligations of each of the Investor and the Company to consummate the Closings are subject to the fulfillment as of the Closing Dates of the following conditions:

11.1 Qualifications. All consents, permits, approvals, qualifications and registrations to be obtained or effected with any governmental authority, including, without limitation, necessary Blue Sky law permits and qualifications required by any state for the offer and sale to the Investor of the Shares, shall have been obtained or effected, and any filings required under the HSR Act shall have been made and the required waiting period shall have elapsed.

11.2 Absence of Litigation. There shall be no injunction, actions, suits, proceeding or investigations pending or currently threatened against the Company or the Investor which questions the validity of this Agreement or the right of the Company or the Investor to enter into it, or to consummate the transactions contemplated hereby.

11.3 License Agreement. The Company and the Investor shall have entered into the License Agreement.

     12.  Additional Covenants and Agreements.

12.1  Reserved.

12.2 Inspection. The Company shall permit the Investor from time to time, at the Investor's expense, to visit and inspect the Company's properties, and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 8.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

12.3 HSR Filing. The parties shall each take any and all actions reasonably necessary to effect any appropriate filings required under the HSR Act as promptly as possible.

12.4 Availability of Common Stock. The Company shall at all times keep enough shares of Common Stock for issuance in order to comply with its potential obligations under this Agreement without the need for a shareholders' vote.

12.5 The Company shall take all actions reasonably necessary to remain listed on the NASDAQ.

      13. Registration Rights; Compliance with the Act. The Company covenants and agrees as follows:

13.1  Definitions.  For purposes of this Section 9:

     (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

     (b) The term "Registrable Securities" means the Shares excluding in all cases, however, (i) any Registrable Securities after they have been sold in a transaction in which registration rights are not assigned, or (ii) any Registrable Securities sold (other than any sale to an Affiliate of the Investor) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction;

     (c) The term "Holder" means any person owning or having the right to registration of Registrable Securities hereunder; and

     (d) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

13.2 Form S-3 Registration. At any time after the First Closing Date, if the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any successor short-form registration promulgated by the SEC), subject to the provisions of this Section 9.2, the Company will, upon written demand of the Investor, promptly file with the SEC a registration under the Securities Act on Form S-3, including a Form S-3 shelf registration (each an "Initial Shelf Registration"), of all or such portion of the Registrable Securities as the Investor (or other Holder(s)) shall specify by written notice given to the Company; provided, however, that the market value of the Registrable Securities to be included in any such registration shall be estimated to be at least $1,000,000 at the time of filing of such registration statement, and provided further that the Company shall not be required to effect more than three such registrations pursuant to this Section 9.2. The Company shall use commercially reasonable efforts to cause each Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing (the "Effectiveness Date") and shall keep each Initial Shelf Registration continuously effective under the Securities Act during the period (the "Effectiveness Period") ending upon the earlier to occur of (i) the sale of all Registrable Securities covered by such Initial Shelf Registration or any Subsequent Shelf Registration (as defined herein) in the manner set forth and as contemplated in such Initial Shelf Registration and (ii) the Investor's ability to sell all Registrable Securities, without volume limitation, under Rule 144 under the Securities Act, as confirmed in written opinion by counsel to the Company, in each case reasonably acceptable to the Investor.

     (a) In case the Company shall receive from the Investor a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, the Company will:

          (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all Holders;

          (ii) use its best efforts to effect such registration on or prior to the second anniversary of the date of this Agreement;

          (iii) as soon as practicable, effect all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 9.2: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters discounts or commissions) of less than $1,000,000; or (3) if the Company shall furnish to the Holders a certificate signed by the President and Chef Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the

Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 9.2; provided, however, that the Company shall have this right to defer the filing of the Form S-3 registration statement only once in connection with any written request of the Holder or Holders; and

          (iv) All expenses incurred in connection with the registrations, qualifications and compliance requested pursuant to Section 9.2, (exclusive of underwriting discounts and commissions and any fees and expenses of a special counsel to a Holder) shall be paid by the Company.

       (b) If any Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities covered by such Initial Shelf Registration (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for the remainder of the Effectiveness Period. As used herein, the term "Shelf Registration" means any Initial Shelf Registration and any Subsequent Shelf Registration. 13.3 Company Registration. If at any time after the date of this Agreement (but without any obligation hereunder to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holder(s)) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than (i) a registration relating solely to the sale of securities to current or former employees, officers, advisors, consultants or directors of the Company or any subsidiary of the Company pursuant to a stock purchase plan or stock option or stock awards approved by the Board of Directors of the Company, (ii) a registration on Form S-4 or any similar successor form,
(iii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after giving of such notice by the Company in accordance with Section 10.10, the Company shall, subject to the provisions of Section 9.4, cause to be registered under the Securities Act of the Registrable Securities that each such Holder has requested to be registered. All expenses incurred in connection with the inclusion of the Holder's securities in the Company's underwritten offering pursuant to this
Section 9.3 shall be borne by the Company. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 9.3 if,

(i) a registration statement on Form S-3 covering the Registrable Securities is in effect, (ii) the managing underwriter advises that, in its sole discretion, inclusion of the Registrable Securities would adversely affect the marketing of the offering, or (iii) at the time such registration would otherwise be required, the Company delivers to the Holder(s) seeking to have their Registrable Securities included in such Registration an opinion of counsel, in form and substance reasonably acceptable to such Holder(s), to the effect that the Registrable Securities requested to be registered may then be sold pursuant to Rule 144(k) of the Securities Act; provided, however, that if the managing underwriter determines that the total amount of Registrable Securities requested by the Holders to be included in such offering exceeds the amount of securities of such Holders that the managing underwriter determines in its sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering that number of such Registrable Securities owned by such Holder which the managing underwriter determines in its sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holder(s) and the holders of other
                           --- ----
securities entitled to be included in such underwriting under the terms of any registration rights agreement with the Company).

13.4 Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities sought to be included therein and use its best efforts to cause such registration statement to become effective as promptly as practicable.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

13.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 9 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

13.6 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 9:

     (a) The Company will indemnify and hold harmless each Holder registering Registrable Securities for resale, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act, against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under any Securities Laws including, without limitation, the Securities Act, or any other statute or common law of the United States of America or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by the Investor in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions (provided, that the Company has been afforded the opportunity to participate in any such investigation or defense and provided, further, that the Holder has cooperated with the Company and shared the information resulting from or necessary to such investigation or defense), insofar as any such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or in any offering memorandum or other offering document relating to the offering and sale of such securities,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Securities Exchange Act or any state Securities Law; or other applicable laws of any jurisdiction relating to any actual or alleged action or inaction required of the Company in connection with such offering; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, provided, further, however, that the indemnity agreement contained in this subsection 9.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Company, which consent shall not be unreasonably withheld.

     (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 9.6(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 9.6(b) exceed the gross proceeds from the offering received by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 9.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 9.6.

     (d) The obligations of the Company and Holders under this Section 9.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 9 and otherwise.

13.7 Reports Under Securities Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

     (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act; and

     (b) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Securities Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144A) which permits the selling of any such securities without registration or pursuant to such form.

13.8 Amendment of Registration Rights. Notwithstanding the extent to which any provision of Section 9 may be amended or waived with respect to any other Holder, no provision of Section 9 may be amended or waived with respect to the Investor, without the express written consent of the Investor.

     14.  Miscellaneous.

14.1 Survival of Warranties. The warranties and representations of the Company and the Investor contained in this Agreement (except for those contained in Section 3.22 but including those contained in the opinion and certificates delivered pursuant to Section 5 hereof) shall survive until the earlier of two years from the date of this Agreement or the Investor sells all of the Shares. The representations and warranties of the Company set forth in Section 3.22 shall survive indefinitely until, by their respective terms, they are no longer operative.

14.2 Indemnification. The Company and the Investor shall indemnify, defend and hold each other and each other's (the Investor and the Investor's) directors, officers, employees, agents and affiliates harmless against any and all liabilities, lost, cost or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statements, representations, warranties or covenants of the other party contained herein, including, but not limited to, all statements, representations, warranties or covenants concerning environmental matters without regard to any limitation as to materiality contained in Section 3.22 hereof relating to such environmental matters. The foregoing indemnification shall survive the termination of this Agreement for any reason.

14.3 Remedies. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity or action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

14.4 Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement and the rights and duties of the Company set forth herein may be freely assigned, in whole or in part, upon the written consent of the Investor, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, the Company may assign this Agreement, and the rights and the duties of the Company set forth herein, to an entity or person which purchases all or substantially all of its assets or voting securities, so long as the successor agrees in writing to be bound by all of the terms this Agreement.

14.5 Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto; provided, however, that this Agreement is not intended to supersede the License Agreement of even date herewith between the Company and the Investor.

14.6 Governing Law and Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York (without regard to the conflict of law principles thereof). Each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, and (b) the United States District Court for the

Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional purposes, in the Supreme Court of the State of New York.

14.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.9 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

14.10 Notices. Unless otherwise provided, all notices, requests, consents and other communications hereunder to any party shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or duly sent by first class registered or certified mail, or other courier service, postage prepaid, or telecopied with a confirmation copy by regular mail, and addressed or telecopied to the party to be notified at the address or telecopier number indicated for such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressees to the addressor listing all parties:

To the Company:               Medarex, Inc.
                              1545 Route 22 East
                              Annandale, New Jersey  08801
                              Attention:  President

With a copy                   Satterlee Stephens Burke & Burke, LLP
(which shall                  230 Park Avenue
not constitute                New York, New York 10169
notice) to:                   Attention:  Dwight Kinsey

To the Investor:              Novartis Pharma AG
                              Lichtstrasse 35
                              CH-4002 Basel
                              Switzerland
                              Attention:  Joseph E. Mamie

With a copy to:               Jeff Benjamin
                              Vice President and Associate General Counsel
                              Novartis Corporation
                              564 Morris Avenue
                              Summit, New Jersey  07901

All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the seventh business day following the date of such mailing; and (c) in the case of facsimile transmission, when confirmed by facsimile machine report.

14.11 Finder's Fee. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

14.12 Expenses. Each party shall pay its own fees and expenses with respect to this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

14.13 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

14.14 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, in any jurisdiction, such provision shall be ineffective, as to such jurisdiction, and the balance of the Agreement shall be interpreted as if such provision were so excluded, without invalidating the remaining provisions of this Agreement; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.15 Confidentiality and Publicity. Neither the Company nor the Investor will disclose to any person (other than its attorneys, accountants, employees, officers, and directors) the existence or terms of this Agreement or any of the transactions contemplated hereby without the prior written consent of the other party, except as may, in the reasonable opinion of such party's counsel, be required by law (in which event the disclosing party will first consult with the other party with respect to such disclosure). If the Company is required to provide a copy of this Agreement or any related document to any third party, the Company shall ensure that such document is redacted, to the extent permitted by law, to eliminate all confidential information. The Investor shall have the right to review and approve each such document prior to its submission to a third party. A period of ten business days will be provided for such review unless not permitted by law, in which case the maximum period allowable shall be provided. The Company and the Investor will consult and reach agreement with one another as to the form and substance of any press release or any other public disclosure of the existence or terms of this Agreement or the transactions contemplated hereby prior to issuing any such press release or making any such public disclosure.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                                NOVARTIS PHARMA AG

                                              By: /s/Joseph E. Mamie
                                                  ----------------------------
                                              Name: Joseph E. Mamie
                                                    --------------------------
                                              Title:  Head Financial Evaluation
                                                      and M&A Sector Pharma
                                                      ------------------------

                                              By: /s/Dr. A. Egloff
                                                  ----------------------------
                                              Name: Dr. A. Egloff
                                                  ----------------------------
                                              Title: Rechtskonsultent
                                                  ----------------------------

                                              MEDAREX, INC.

                                              By: /s/Donald L. Drakeman
                                                  ----------------------------
                                              Name: Donald L. Drakeman
                                                    --------------------------
                                              Title: President
                                                     -------------------------